EXHIBIT 10.2

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of January 24, 2020 (this “Amendment”), is entered into by and among the following parties:

(a)    SPRINT SPECTRUM L.P., as initial Servicer (the “Servicer”);

(b)    THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “Sellers” (the “Sellers” and together with the Servicer, the “Sprint Parties”);

(c)    THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “CONDUIT PURCHASERS” (the “Conduit Purchasers”);

(d)    THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “COMMITTED PURCHASERS” (the “Committed Purchasers”);

(e)    THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “PURCHASER AGENTS” (the “Purchaser Agents”);

(f)    MIZUHO BANK, LTD., as Administrative Agent (in such capacity, the “Administrative Agent”), Lead Arranger, Structuring Agent and Collateral Agent (in such capacity, the “Collateral Agent”);

(g)    MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“MUFG”), as Joint Lead Arranger; and

(h)    SMBC NIKKO SECURITIES AMERICA, INC. (“SMBCSI”), as Joint Lead Arranger.

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Sellers, the Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Collateral Agent, the Administrative Agent, MUFG and SMBCSI entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of June 29, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, concurrently herewith, a Joinder, Assignment and Assumption Agreement and Amendment dated as of the date hereof (the “Joinder”) is being executed by each of the parties thereto whereby Barclays Bank PLC will be assigned a portion of the rights and obligations of certain Committed Purchasers and Conduit Purchasers and will become a Committed Purchaser and Purchaser Agent under the Receivables Purchase Agreement;

WHEREAS, concurrently herewith, the Servicer, the Sellers, the Administrative Agent, the Collateral Agent and the Purchaser Agents will enter into an Extension Fee Letter (the “Extension Fee Letter”);

WHEREAS, the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.    Amendment to the Receivables Purchase Agreement.

(a)    The Receivables Purchase Agreement is hereby amended by inserting the following new Section 2.5 in the appropriate location therein:

“SECTION 2.5    Effect of Benchmark Transition Event.

(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Sellers may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Purchaser Agents and the Sellers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Required Purchasers. Any such amendment with respect to an Early Opt-in Election will become effective on the date that the Required Purchasers have delivered to the Administrative Agent written notice that the Required Purchasers accept such amendment. No replacement of the LIBO Rate with a Benchmark Replacement pursuant to this Section 2.5 will occur prior to the applicable Benchmark Transition Start Date.

(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Sellers and the Purchaser Agents of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Purchaser Agents pursuant to this Section 2.5, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.5.

(d)    Benchmark Unavailability Period. During any Benchmark Unavailability Period, the applicable Base Rate shall be the Yield Rate for a Rate Tranche with respect to which the Yield Rate would otherwise be the applicable Bank Rate.”

(b)     The definition of “Purchase Termination Date” set forth in Appendix A of the Receivables Purchase Agreement is hereby amended by replacing the date “February 3, 2021” set forth therein with the date “January 21, 2022”.

(c)    The definition of “LIBO Rate” set forth in Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the language “and a Benchmark Transition Event has not occurred,” immediately after the language “the foregoing clause,” set forth therein.

(d)    Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the following definitions in the appropriate locations therein:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Sellers giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Yield Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Sellers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Yield Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:

(1)

a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Purchasers, as applicable, by notice to the Sellers, the Administrative Agent (in the case of such notice by the Required Purchasers) and the Purchaser Agents.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.5 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.5.

(e) “Early Opt-in Election” means the occurrence of:

(1)

(i) a determination by the Administrative Agent or (ii) a notification by the Required Purchasers to the Administrative Agent (with a copy to the Sellers) that the Required Purchasers have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.5, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(2)

(i) the election by the Administrative Agent or (ii) the election by the Required Purchasers to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Sellers and the Purchaser Agents or by the Required Purchasers of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

2.    Representations and Warranties. Each Sprint Party hereby represents and warrants as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Receivables Purchase Agreement as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)    No Termination Events. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination, Unmatured Event of Termination, Collection Control Event or Non-Reinvestment Event exists or shall exist.

3.    Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Purchase Agreement are and shall remain in full force and effect and the Receivables Purchase Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Purchase Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

4.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and the Administrative Agent of:

(a)	duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto,

(b)	duly executed counterparts of the Joinder (whether by facsimile or otherwise) executed by each of the parties thereto,

(c)	duly executed counterparts of the Extension Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto, and

(d)	confirmation from each Purchaser Agent that all amounts due and owing under the Extension Fee Letter and any other Fee Letter have been paid in full.

5.    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

6.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement, as applicable.

7.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

8.    Reaffirmation of Performance Support Agreement. After giving effect to this Amendment, the Joinder and the Extension Fee Letter, all of the provisions of the Performance Support Agreement shall remain in full force and effect and the Performance Support Provider hereby ratifies and affirms the Performance Support Agreement and acknowledges that the Performance Support Agreement has continued and shall continue in full force and effect in accordance with its terms.

9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Sprint Party, and their respective successors and permitted assigns.

10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

SPRINT SPECTRUM L.P. as Servicer

By:	/s/ Jud Henry
Name:	Jud Henry
Title:	VP and Treasurer

SFE 1, LLC
SFE 2, LLC, each as a Seller

By:	/s/ Jud Henry
Name:	Jud Henry
Title:	VP and Treasurer

MIZUHO BANK, LTD.,
as Administrative Agent, Lead Arranger, and Structuring Agent

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

MIZUHO BANK, LTD.,
as Collateral Agent

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arranger

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as Joint Lead Arranger

By:	/s/ Yukimi Konno
Name:	Yukimi Konno
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/ Kevin J. Corigan
Name:	Kevin J. Corrigan
Title:	Vice President

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Purchaser Agent for the Victory Purchaser Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Purchaser for the Victory Purchaser Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

MIZUHO BANK, LTD., as a Purchaser Agent for Mizuho Bank, Ltd., as Committed Purchaser

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

MIZUHO BANK, LTD., as a Committed Purchaser

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By: MAF Receivables Corp., Its Member

By:	/s/ Irna Khaimova
Name:	Irna Khaimova
Title:	Vice President

SMBC NIKKO SECURITIES AMERICA, INC., as a Purchaser Agent for the Manhattan Purchaser Group

By:	/s/ Yukimi Konno
Name:	Yukimi Konno
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser for the Manhattan Purchaser Group

By:	/s/ Satoshi Takahara
Name:	Satoshi Takahara
Title:	Executive Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:	/s/ Roger Kiepper
Name:	Roger Kiepper
Title:	Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Purchaser Agent for the Atlantic Asset Purchaser Group

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:	/s/ Roger Kiepper
Name:	Roger Kiepper
Title:	Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser for the Atlantic Asset Purchaser Group

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:	/s/ Roger Kiepper
Name:	Roger Kiepper
Title:	Managing Director

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Purchaser Agent for Sumitomo Mitsui Trust Bank, Limited, as Committed Purchaser

By:	/s/ Tommy Canstantinou
Name:	Tommy Constantinou
Title:	Vice President

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Tommy Canstantinou
Name:	Tommy Constantinou
Title:	Vice President

THE TORONTO-DOMINION BANK, as a Purchaser Agent for The Toronto-Dominion Bank, as Committed Purchaser

By:	/s/ Bradley Purkis
Name:	Bradley Purkis
Title:	Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser

By:	/s/ Bradley Purkis
Name:	Bradley Purkis
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Purchaser Agent for JPMorgan Chase Bank, N.A., as Committed Purchaser

By:	/s/ Alexander Louis-Jeune
Name:	Alexander Louis-Jeune
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser

By:	/s/ Alexander Louis-Jeune
Name:	Alexander Louis-Jeune
Title:	Executive Director

BARCLAYS BANK PLC, as a Purchaser Agent for Barclays Bank PLC, as Committed Purchaser

By:	/s/ David Hulnger
Name:	David Hulnger
Title:	Director

BARCLAYS BANK PLC, as a Committed Purchaser

By:	/s/ David Hulnger
Name:	David Hulnger
Title:	Director

SPRINT CORPORATION,
as Performance Support Provider

By:	/s/ Jud Henry
Name:	Jud Henry
Title:	VP and Treasurer